June 2025 Accelerating Growth Investor Presentation

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of TechTarget, Inc. d/b/a Informa TechTarget (“Informa TechTarget” or the “Company”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) or the negatives of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions should be considered to be forward-looking statements. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected benefits of the Company’s acquisition of Former TechTarget, Inc. such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; our expectations surrounding the Transactions and our ability to grow our business and bolster our financial position; our expected contractual obligations and capital expenditures; our future results of operations and financial position; industry and business trends; the impact of market conditions and other macroeconomic factors on our business, financial condition and results of operations; our future business strategy, plans, market growth and our objectives for future operations; our competitive market position within our industry; and timing of our remediation of the material weaknesses in our internal control over financial reporting. Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: unexpected costs, charges, or expenses resulting from the Transactions; uncertainty regarding our expected financial performance; failure to realize the anticipated benefits of the Transactions, including as a result of integrating our legacy Informa Tech Digital Businesses with our legacy TechTarget business; our ability to implement our business strategy; difficulties and delays in achieving revenue and cost synergies; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions in the United States and elsewhere, and other factors that contribute to uncertainty and volatility; natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administrations; our ability to meet expectations regarding the accounting and tax treatments of the Transactions; market acceptance of our products and services; the impact of pandemics and future health epidemics and any related economic downturns on us and the markets in which we and our customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and information technology (“IT”) industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including instability in the regional banking sector, disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, tariffs and trade disputes, rising inflation and interest rate fluctuations on our operating results; and other matters included in our filings with the Securities and Exchange Commission, and those detailed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statements speak only as of the date of this Annual Report. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by applicable law. Safe Harbor for Forward-Looking Statements Investor Presentation

Use of Non-GAAP Financial Measures This presentation includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”), including Adjusted EBITDA, Adjusted EBITDA Margin, Combined Company Adjusted EBITDA, and Combined Company Adjusted EBITDA Margin. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, our reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company’s management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. The Company is not providing a quantitative reconciliation of forward-looking Non-GAAP gross margin, operating margin, tax rate, earnings per share, Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP financial measures because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain significant items without unreasonable efforts. These items include, but are not limited to, acquisition and integration costs, amortization of intangible assets, restructuring and other expense, asset impairment, and the income tax effect of these items. These items are uncertain, depend on various factors, including, but not limited to, our recent acquisition of Former TechTarget and could have a material impact on GAAP reported results for the relevant period. Combined Company Financial Information Except as noted below, all references to “pro forma” financial measures reflect the combined results of the Informa Tech Digital Businesses and Former TechTarget which the Informa Tech Digital Business acquired on December 2, 2024, calculated in accordance with Article 11 of Regulation S-X. All references to “combined” or “combined company” financial measures, reflect the combined results of Informa Tech Digital Businesses and Former TechTarget but are not calculated in accordance with Article 11. Notes on Presentation Investor Presentation

Company Overview

We sit at the intersection of Tech and B2B Marketing powered by compelling long-term tailwinds Company Overview Our TAM is estimated to be worth $20bn annually Of the top 1,700 corporate R&D spenders in 2022, ICT hardware, software and ICT services attracted the greatest R&D investment R&D spend by the top 1,700 corporate R&D spenders in 2022 grew ~19% year-on-year, primarily driven by software and ICT services AI has the potential to fuel a new generation of products and services, with the AI software market estimated to exceed $218bn by 2029 Shifting tech buyer behavior focused on self-service and research, which now makes up as much as 75% of the buyer journey Permissioned Audience data is key – heightened regulation on privacy underscores value of solutions built upon permissioned data B2B Marketing increasingly going digital as C-Suite demand measurable outcomes and demonstrable ROI B2B Marketing Tech Sources: World Intellectual Property Organization; The Knowledge Capital Group, Plural Strategy; LinkedIn; Omdia

Company Overview

Our business in numbers

Deep Expertise That Shapes Markets	Brands & Content That Buyers Trust	Proprietary Market and 1st Party, Permissioned Audience Data	A loyal Client base of todays and tomorrows Titans of technology
350+ industry analysts & consultants	**220+** owned & operated digital brands	**50m+** B2B tech & LOB professionals worldwide	**~7,500** Global customers
300+ editors & journalists – the largest B2B editorial team	**192,000** original expert content assets published each year	**1.4m+** daily Audience interactions monitored across our sites	**50+** $1m+ clients
25+ years of industry and market experience	**Contextually Relevant** expert content draws contextually relevant buyers	**500,000+** unique, trusted and verified Market datapoints	**$20bn** total addressable market

Deep Market Expertise, Market Leading Brands, Proprietary Data, Digital Smarts

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Informing, educating, influencing and connecting the buy-side to the sell side Company Overview OUR AUDIENCE Knowledge to technology buyers Unbiased and trusted information to support the buyer journey Independent research and analysis from 650+ industry analysts and subject matter experts High-quality, award-winning editorial content from 220+ B2B digital brands Influencing the 75% of the buyer journey that is completed before contacting the vendor’s sales team Delivering value in an expert-led, data-driven, digitally-enabled manner Accelerating time to market and to revenue OUR CLIENTS Growth to technology sellers Connecting sellers to buyers at the right time, with the right content in the right place Solutions that address the product lifecycle from R&D to ROI Intelligence & Advisory that challenges and shapes Brand & Content that engages and solicits action Intent & Demand that targets and converts

Company Overview

Technology buyers: Informing, educating and influencing

Optimized for Search

TechTarget


New & Notable
Topics Covered

CONTENT
Packages for problem solving and decision support content across the buy cycle of B2B tech.

AUDIENCE
Organic and timely: Buyers find TechTarget when doing relevant research on the web and register to access content relevant to their specific need/search.

Optimized for outreach

INDUSTRY DIVE



CONTENT
Business journalism that connects execs to content that speaks to their industry needs.

AUDIENCE
Curated and specialized: Curated email newsletters and sites based on industry and persona. Content is 1:1 match, making it a "go-to daily source".

Optimized for brand exposure

IT Media


DARKREADING

CONTENT
One stop for news, analysis and commentary on business-critical issues facing B2B leaders.

AUDIENCE
Direct and loyal: Destination of must-read brands, where audiences return to stay current on what's happening with their topics and markets.

650+
Industry Analysts, Editors & Journalists

delivering

192k
Original Content Assets per Year

across

220+
Digital Brands

to

50m+
Permissioned Audience

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Company Overview

Technology sellers: Addressing our clients' needs across their product lifecycle

R&D → ROI

Intelligence & Advisory

- Market Strategy
- Product Strategy & Roadmap
- Go-to-Market Strategy

Omdia by informa techtarget

ESTIMATED TAM
~$8 billion

Brand & Content

- Brand Awareness & Reputation
- Content Strategy
- Thought Leadership

BrightTALK by informa techtarget
Studio by informa techtarget

ESTIMATED TAM
~$6 billion

Intent & Demand

- Buyer Intent / Buying Groups
- Marketing Qualified Leads
- Sales Qualified Leads

NetLine Corporation
Priority Engine by informa techtarget

ESTIMATED TAM
~$6 billion

Fueled by our Permissioned, First-Party Audience Data

Total TAM opportunity of ~$20 billion

Company Overview

Our end-to-end solutions drive success from R&D to ROI

Strategy & Product Teams — Marketing Teams — Sales Teams

R&D → ROI

Strategy	Content	Awareness	Demand	Intent
Connect the dots with actionable data & insights	**Expert-crafted content to educate buyers & influence decisions**	**Contextually relevant ads help you make more shortlists**	**Engage, convert & build pipeline faster with intent-driven leads**	**Fuel your GTM with precise account- and contact-level insights**
Syndicated Market Research	Content Strategy	Digital Advertising	Content Syndication	Prospect-Level Intent Data
Strategic Consulting	Content Development	Email Advertising	Webinar Audience & Channel	Account-Level Intent Data
GTM Strategy & Advisory	Analyst Content	Editorial Sponsorships	Modern BANT Leads	Intent Data for Sales
Purchase Intent Insights	Sponsorable Content		Always-On Buying Groups	
	Full-Service Content Studio			
	Custom Sites			

Built on a foundation of proprietary market and permissioned 1st party audience data

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In a fragmented market, Informa TechTarget offers unique value across the product lifecycle Company Overview Informa TechTarget offers unrivalled breadth and scale to meet the needs of industry titans, scale ups and start ups Intelligence & Advisory Brand & Content Intent & Demand

Informa TechTarget is a trusted and proven partner to 7,500+ B2B companies across diverse verticals & geographies at scale Company Overview 50+ spending >$1m annually 800+  spending >$100k annually

Future Growth Drivers

Ambition to double revenues over five years Future Growth Drivers TIME 5 years REVENUE 2x 2x Enterprise IT market share growth Growth in industry B2B tech markets International expansion New product development Attractive inorganic growth opportunities

The AI Opportunity Source: Omdia, H224 Future Growth Drivers “Worldwide spending on AI software will more than double, growing at 18% CAGR 2024-2029 when it is expected to reach $218bn.” AI as a market to serve AI to improve quality and reduce cost AI to enhance product

A growth business with diversity and scale Market Fundamentals & Sources of Growth High-quality audiences that span Technology decision makers and influencers. End market diversification from adjacent markets beyond Enterprise IT Increased scale across global geographic markets Ability to tap into three distinct, adjacent budget pools with unique market dynamics Integration into our customers workflows and systems

Financial Tables

Summary financial metrics 2024 Financial Statements (in $000’s, except %) 2024 2023 2022 Revenues 284,897 252,101 197,094 Cost of revenues 107,256 98,826 72,308 Gross profit 177,641 153,275 124,786 Gross profit margin (%) 62.4% 60.8% 63.3% Operating expenses 296,750 198,642 135,886 Operating profit/(loss) (119,109) (45,367) (11,100) Net profit/(loss) (116,863) (57,777) (4,285) Diluted loss per share (2.65) (1.39) (0.10) Adjusted EBITDA $30,899 $20,401 $30,143 Adjusted EBITDA margin (%) 10.8% 8.1% 15.3%

Reconciliation to Adjusted EBITDA Financial Statements (in $000’s) 2024 2023 2022 Net profit/(loss) (116,863) (57,777) (4,285) Interest income/expense, net 13,602         21,162 10,239 Income tax benefit (12,535) (9,627) (16,857) Depreciation 1,614 895 620 Amortization 48,610 42,203 21,545 EBITDA (65,572) (3,144) 11,262 Stock Based compensation 2,395 1,198 914 Impairment of goodwill                    66,235 139,645 -   Impairment of long-lived assets 2,019 577 178 Acquisition and integration costs 48,258 6,069 9,789 Remeasurement of contingent consideration (22,436) (123,944) 8,000 Adjusted EBITDA 30,899 20,401 30,143

Reported and Combined Company Adjusted EBITDA reconciliation Financial Statements (in $000’s) 2024 - Reported 2024 - Combined Company Net profit/(loss) (116,863) (165,996) Interest income/expense, net 13,602 2,011 Income tax benefit (12,535) (6,199) Depreciation 1,614 2,661 Amortization 48,610 102,678 EBITDA (65,572) (64,845) Stock Based compensation 2,395 58,472 Impairment of goodwill                    66,235 66,235 Impairment of long-lived assets 2,019 2,019 Acquisition and integration costs 48,258 42,187 Remeasurement of contingent consideration (22,436) (22,436) Adjusted EBITDA 30,899 81,632

Combined Company Consolidated Statement of Operations(1) (1) The Combined Company Consolidated Statement of Operations presents Informa TechTarget’s results of operations for the year ended December 31, 2024 as if the acquisition of Former TechTarget had occurred on January 1, 2023 and is not necessarily indicative of Informa TechTarget’s operating results that may have actually occurred had the acquisition of Former TechTarget been completed on January 1, 2023. Financial Statements (in $000’s) 2024 Revenues $490,391 Cost of revenues 201,236 Gross profit 289,155 Selling and marketing 155,018 General and administrative 111,981 Product development 22,253 Depreciation 2,661 Amortization, excluding $19,867 including in Cost of revenues 82,811 Impairment of goodwill 66,235 Impairment of long-lived assets 2,019 Acquisition and integration costs 42,187 Remeasurement of contingent consideration (22,436) Total Operating Expenses 462,729 Operating loss (173,573) Interest expense 2,299 Interest income (18,027) Interest on related party loans 17,740 Other income (expense), net (3,390) Loss before income tax benefits (172,194) Income tax benefit 6,199 Net Loss (165,996)